--------------------------------------------------------------------------------
DEAR SHAREHOLDER:                                                              1

We are pleased to provide this annual report for INA Investment Securities, Inc. covering the year ended December 31, 1995.

A BANNER YEAR FOR BONDS

In 1995, the market by some measures put in its third best year in history. This performance was bolstered by moderate economic growth, decreasing inflation expectations and an increasingly friendly Federal Reserve (Fed). Yields on the benchmark 30-year Treasury opened the year close to 8%, with the Fed still in a tightening mode, but an almost continuous rally over the course of the year saw the market finish the year at 6%. Strong corporate profits and cash flows, plus a skyrocketing stock market, obviated the need to tap the fixed income market for corporate funds as much as in previous years. As credit fundamentals improved, demand for corporate issues increased faster than supply. Corporate yield spreads over Treasuries continued to narrow. As a result, the corporate sector outperformed Treasuries by a wide margin. As measured by the Lehman Brothers Government/Corporate Bond Index, bonds returned 4.66% for the quarter, which brought full-year returns to 19.24%. In addition, as rates declined, investors moved from mortgage-backed securities to corporates, again increasing demand.

FUND PERFORMANCE

While the Fund was not ideally positioned to take maximum advantage of the fall in rates as 1995 began, it was well prepared to benefit from the outstanding performance of corporate bonds. Assuming reinvestment of dividends and deduction of expenses, total return for the year was 19.17%, based on net asset value of the fund, and 23.07%, based on the per-share market value of the shares listed on the New York Stock Exchange. These results were aided by the strong performance of the corporate sector, as well as by specific name selection in the Fund.

PORTFOLIO ACTIVITY

The portfolio remains fully invested with a duration close to that of the previously mentioned Lehman Brothers Index. We continue to stress corporate holdings. On December 31, corporate and foreign bonds were approximately 65.6% of net assets, U.S. Government/Agency Securities 29.7%, and cash, short-term instruments and other assets 4.7%. Per-share net asset value was $19.50, an increase of $1.94 from $17.56 at the close of 1994. Dividends of $1.32 were declared during the year.

OUTLOOK

The market is likely to experience some choppy trading in 1996, as much of the "good news" has already been factored in at current market levels. It is likely that the Fed will remain accommodative as long as growth and inflation remain muted.

STRATEGY

Pending further developments, our strategy in 1996 will reflect that of late 1995. At most, we foresee modest restructuring based on interest rate projections. In addition, our strategy calls for continued substantial overweighting of corporate bonds, including high yield bonds, in order to maximize our yield advantage over Treasuries. This approach assumes continued economic growth and good corporate fundamentals; if either falters, we will readjust our weighting accordingly.

We thank you for letting us serve your investment needs and look forward to our continued association.

Sincerely,

/s/ R. Bruce Albro

R. Bruce Albro, Chairman
INA Investment Securities, Inc.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. MANAGEMENT'S DISCUSSION AND ANALYSIS           2
(Unaudited)

 1995 was a decent year for the economy, an excellent year for inflation and an outstanding year for bonds. Consensus forecasts of accelerating growth and in-flation were proven wrong, and the Fed was able to reverse course and ease rates twice before the end of the year. It thus achieved what many thought una-chievable: a "soft landing" of the economy. Long Treasury rates dropped nearly 200 basis points by year-end, as investors were increasingly buoyed by modest growth, lessened fears of inflation, an easing Fed and seemingly serious re-solve in Washington to balance the budget.

 At the same time, strong corporate cash flows and balance sheets, as well as record stock market levels, limited the need for corporate new issuance. Conse-quently, there was strong demand and reduced supply. Corporate bonds outperformed Treasuries by a wide margin, which contributed significantly to the Fund's strong performance in 1995. The Fund began the year with a defensive portfolio duration, which was lengthened as interest rates continued to fall. The primary focus was on maintaining a yield advantage over Treasuries. This was accomplished by staying overweighted relative to the Lehman Brothers Government/Corporate Bond Index in corporate bonds, and by maintaining a posi-tion in high yield bonds and (to a modest extent) in mortgage-backed securi-ties. This strategy succeeded, and will be continued as we enter 1996. INA In-vestment Securities returned 19.17% based on net assets for the year. The Leh-man Brothers Government/ Corporate Bond Index returned 19.24%.

 It appears that the market has already taken into account much of the good news we expect for bonds. The market will continue to react to news from Wash-ington, and will focus on economic releases to validate current market levels. We anticipate modest economic growth and inflation, which should allow the ac-commodative bent of the Fed to continue. Any signs of accelerating growth or inflation would swiftly change this positive scenario.
--------------------------------------------------------------------------------
                       [PERFORMANCE GRAPH APPEARS HERE]

        ---------------------------------------
                 AVERAGE ANNUAL RETURN

                        1 YEAR  5 YEAR  10 YEAR
                        ------  ------  -------
        Market Value    23.07%  12.07%   8.78%
        Net Asset Value 19.17%  10.62%   9.67%
        ---------------------------------------


            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                              1/1/86  - 12/31/95

                                  INA          Lehman Brothers
                  Point of     Investment      Government/
                 Measurement Securities, Inc.  Corporate Index
                 ----------- ----------------  ---------------
                     1/86             10000             10000
                    12/86   11669.800222268   11495.769230769
                    12/87   11067.700300852   11831.445692308
                    12/88   12230.151263161   12728.269275785
                    12/89   13554.788915118   14539.501993729
                    12/90   13139.667713941    15743.37275881
                    12/91    17108.58196405   18282.778784806
                    12/92   18030.145683211   19668.613416694
                    12/93   20591.614264214   21838.061476555
                    12/94   18875.205954427   21071.545518728
                    12/95   23229.888540486   25125.710876531

--------------------------------------------------------------------------------
INA Investment Securities performance figures are historical and reflect rein-vestment of all dividends and capital gains distributions and changes in the market value of its stock, or as shown separately in the box, changes in its underlying net asset value. The Fund is a closed-end management investment com-pany which trades over the New York Stock Exchange under the ticker symbol "IIS." Fund performance does not reflect exchange commissions payable upon the purchase or sale of the Fund's stock. The Fund's investment return and princi-pal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Past performance cannot guarantee compa-rable future results. The Fund's return has been compared with the total return performance of Lehman Brothers Government/Corporate Bond Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES December 31, 1995    3

                                                                         MARKET
                                                              PRINCIPAL   VALUE
                                                                  (000)   (000)
-------------------------------------------------------------------------------
LONG-TERM BONDS - 95.3%
CONSUMER AND RETAIL - 1.0%
Dayton Hudson Corp., 9.75%, 2002                               $   500  $   594
Herff Jones, Inc., 11.0%, 2005 (144A security
 acquired Aug. 1995 for $300,000)*                                 300      321
                                                                        -------
                                                                            915
                                                                        -------
CONSUMER NON-CYCLICAL - .6%
Tenet Healthcare Corp., 9.625%, 2002                               500      550
                                                                        -------
ENTERTAINMENT AND COMMUNICATIONS - 9.6%
Century Communications Corp., 9.5%, 2005                           500      516
Continental Cablevision, Inc., 8.3%, 2006 (144A security
 acquired Dec. 1995 for $498,395)*                                 500      502
GTE Hawaiian Telephone, Inc., 9.0%, 2000                         2,000    2,043
Grand Casino, Inc., 10.125%, 2003                                  250      262
News America Holdings, Inc., 9.25%, 2013                           500      589
Paging Network, Inc., 10.125%, 2007                                500      541
Rogers Communications, Inc., 10.875%, 2004                         500      523
TKR Cable, Inc., 10.5%, 2007                                       500      595
Tele-Communications, Inc., 9.25%, 2002                           1,000    1,136
Time Warner Entertainment Co., 7.25%, 2008                       1,750    1,774
Viacom International, Inc., 9.125%, 1999                           500      523
                                                                        -------
                                                                          9,004
                                                                        -------
FINANCIAL - 20.6%
Associates Corp. of N.A., 9.7%, 1997                             3,000    3,158
CCP Insurance, 10.5%, 2004                                       1,000    1,089
C.I.T. Group Holdings, Inc., 8.875%, 1996                        2,000    2,028
Case Equipment Loan Trust 1995-A, 7.3%, 2002                     1,938    1,978
First Bank of Puerto Rico, 7.625%, 2005                            500      495
Fleet Finance Home Equity Trust, 7.3%, 2023                      1,000    1,009
Fleet Mortgage Group, Inc., 6.5%, 2000                           1,000    1,020
GPA Delaware Corp., 8.75%, 1998                                    500      470
Inter-American Development Bank, 8.875%, 2009                    4,000    5,103
Malayan Banking Berhad, 7.125%, 2005                             1,000    1,050
Middletown Trust, 10.875%, 1998                                    390      418
Structured Coupon Receipts, (Stripped-Interest Only),
 10.203%**, 1997 (144A security acquired June 1993; amortized
  cost $267,174)*                                                5,314      310

                                                                          MARKET
                                                              PRINCIPAL    VALUE
                                                                  (000)    (000)
--------------------------------------------------------------------------------
 10.207%**, 1997 (144A security acquired June 1993; amortized
  cost $110,729)*                                              $ 2,310  $    121
Western National Corp., 7.125%, 2004                             1,000     1,030
                                                                        --------
                                                                          19,279
                                                                        --------
FOOD AND BEVERAGE - 3.2%
Bass America, Inc., 8.125%, 2002                                 1,500     1,671
ConAgra, Inc., 9.75%, 2021                                       1,000     1,302
                                                                        --------
                                                                           2,973
                                                                        --------
INDUSTRIAL - 8.3%
Air Products & Chemicals, Inc., 8.5%, 2006                       2,000     2,290
Colt Industries, Inc., 11.25%, 2015                                506       536
Fisher Scientific International, Inc., 7.125%, 2005                500       501
ICF Kaiser International, Inc., 12.0%, 2003                        500       470
LaRoche Inds., Inc., 13.0%, 2004                                   500       531
Magma Copper Co., 12.0%, 2001                                      500       557
Smurfit Capital Funding PLC, 6.75%, 2005                         1,000     1,026
Tjiwi Kimia International Finance, 13.25%, 2001                    500       536
Waste Management, Inc., Zero Coupon, 6.00%**
 (Lyon), 2012                                                    2,250       833
West Point Stevens, Inc., 9.375%, 2005                             500       494
                                                                        --------
                                                                           7,774
                                                                        --------
OIL & GAS - 4.8%
Louis Dreyfus Nat. Gas Corp., 9.25%, 2004                        1,000     1,070
Sonat, Inc.,
 9.5%, 1999                                                      1,000     1,115
 9.0%, 2001                                                        250       281
Transcontinental Gas Pipe Line Corp.,
 6.21%***, 2000                                                    500       501
 9.125%, 2017                                                    1,475     1,551
                                                                        --------
                                                                           4,518
                                                                        --------
TRANSPORTATION - 9.3%
CSX Corp., 9.0%, 2006                                            2,300     2,741
CSX Transportation, Inc., 7.13%, 1996                            1,500     1,520
Delta Air Lines, Inc., 10.14%, 20012                             1,000     1,196

The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES December 31, 1995
(Continued)                                                                   4

                                                                         MARKET
                                                              PRINCIPAL   VALUE
                                                                  (000)   (000)
-------------------------------------------------------------------------------
Hertz Corp.,
 9.625%, 1996                                                  $ 2,000  $ 2,033
 7.0%, 2003                                                        500      515
Japan Air Lines Co. Ltd., 11.0%, 1997                              580      637
                                                                        -------
                                                                          8,642
                                                                        -------
UTILITIES - 8.2%
British Columbia Hydro and Power Authority,
 15.0%, 2011                                                     3,000    3,232
Commonwealth Edison Co., 8.125%, 2007                            2,000    2,054
GG1B Funding Corp., 7.43%, 2011                                    985      981
L S Power Funding Corp., 7.19%, 2010 (144A security acquired
 June 1995 for $1,000,000)*                                      1,000    1,023
Public Service Co. Colorado, 8.125%, 2004                          290      322
                                                                        -------
                                                                          7,612
                                                                        -------
U.S. GOVERNMENT & AGENCIES - 29.7%
Federal Farm Credit Banks, 6.2%, 2008                              350      356
Federal Home Loan Mortgage Corp., Series 1496, (PAC,
 Stripped-Interest Only),
 12.194%**, 2019                                                 3,600      556
Federal National Mortgage Assoc.,
 6.5%, 2008                                                      1,246    1,252
 6.5%, 2009                                                        433      434
United States Treasury Bonds,
 12.75%, 2010                                                    1,300    1,980
 8.5%, 2020                                                     14,370   18,775
 6.25%, 2023                                                       325      334
United States Treasury Notes,
 5.625%, 1998                                                      600      605
 5.625%, 2000                                                      275      278
 6.25%, 2000                                                       750      776
 7.75%, 2000                                                     1,000    1,086
 7.5%, 2001                                                        750      826
 7.875%, 2001                                                      450      503
                                                                        -------
                                                                         27,761
                                                                        -------
TOTAL LONG-TERM BONDS
 (Cost - $84,839,087)                                                    89,028
                                                                        -------

                                                                       MARKET
                                                            PRINCIPAL   VALUE
                                                                (000)   (000)
-----------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 3.0%
COMMERCIAL PAPER - 3.0%
 (Total Cost - $2,796,000)
Household Finance Corp., 5.65%, 1/2/96                       $ 2,796  $ 2,796
                                                                      -------
TOTAL INVESTMENTS IN SECURITIES - 98.3%
 (Total Cost - $87,635,087)                                            91,824
Cash, Less Liabilities and Other Assets - 1.7%                          1,620
                                                                      -------
NET ASSETS - 100.0%
 (equivalent to $19.50 per share based on 4,792,215 shares
 outstanding)                                                         $93,444
                                                                      =======

* Indicates restricted security; the aggregate value of restricted securities is $2,277,487 (aggregate cost $2,176,298) which is approximately 2.4% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
**  Effective yield as of purchase date.
*** Variable rate security. Rate disclosed is as of December 31, 1995.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION (UNAUDITED)
 December 31, 1995

                        MARKET   % OF
  QUALITY RATINGS* OF    VALUE  MARKET
  LONG-TERM BONDS        (000)  VALUE
 -------------------------------------
  Aaa/AAA               $35,911  40.3%
  Aa/AA                   7,012   7.9
  A/A                    16,912  19.0
  Baa/BBB                18,599  20.9
  Ba/BB                   6,694   7.5
  B/B                     3,430   3.9
  Caa/CCC                   470   0.5
                        ------- -----
                        $89,028 100.0%
                        ======= =====

 *The higher of Moody's or Standard & Poor Ratings.
--------------------------------------------------------------------------------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.                                               5


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

                                                                 (IN THOUSANDS)
                                                                 --------------
ASSETS:
Investments at market value
 (Cost - $87,635,087)                                               $91,824
Interest receivable                                                   1,839
Investment for deferred compensation plan
 (Cost - $52,579)                                                        56
Other                                                                     3
                                                                    -------
  TOTAL ASSETS                                                       93,722
                                                                    -------
LIABILITIES:
Deferred directors' fees payable                                         95
Accrued advisory fees payable                                            45
Other accrued expenses (including $16,425
 due to affiliate)                                                      138
                                                                    -------
  TOTAL LIABILITIES                                                     278
                                                                    -------
NET ASSETS (Equivalent to $19.50 per share based on 4,792,215 shares outstanding; 12,000,000 shares of $.10 par value autho-
 rized)                                                             $93,444
                                                                    =======
COMPONENTS OF NET ASSETS:
Paid in capital                                                     $89,810
Unrealized appreciation of investments                                4,192
Distributions in excess of net investment income                        (15)
Accumulated net realized loss                                          (543)
                                                                    -------
NET ASSETS                                                          $93,444
                                                                    =======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995

                                                      (IN THOUSANDS)
                                                      --------------
INVESTMENT INCOME
INCOME:
 Interest                                                   $  7,236
EXPENSES:
 Investment advisory fees                             $ 470
 Transfer agent fees                                     74
 Shareholder reports                                     70
 Administrative services                                 69
 Custodian fees                                          66
 Auditing and legal fees                                 50
 Directors' fees                                         38
 State taxes                                             37
 Other                                                   14      888
                                                      ----- --------
NET INVESTMENT INCOME                                          6,348
                                                            --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain from investments                            1,556
 Unrealized appreciation of investments                        7,735
                                                            --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                9,291
                                                            --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $ 15,639
                                                            ========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.                                               6


STATEMENT OF CHANGES IN NET ASSETS

                                                            YEARS ENDED
                                                            DECEMBER 31,
                                                          -----------------
                                                           1995      1994
                                                          -------  --------
                                                           (IN THOUSANDS)
                                                          -----------------
OPERATIONS:
Net investment income                                     $ 6,348  $  6,646
Net realized gain (loss) from investments                   1,556    (1,812)
Unrealized appreciation (depreciation) on investments       7,735    (7,755)
                                                          -------  --------
Net increase (decrease) in net assets from operations      15,639    (2,921)
                                                          -------  --------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($1.32 and $1.35 per share,
 respectively)                                             (6,326)   (6,469)
From net realized gain ($.2005 per share)                     --       (961)
                                                          -------  --------
Total distributions to shareholders                        (6,326)   (7,430)
                                                          -------  --------
NET INCREASE (DECREASE) IN NET ASSETS                       9,313   (10,351)
NET ASSETS:
Beginning of year                                          84,131    94,482
                                                          -------  --------
End of year (Including distributions in excess of net
 investment income of $15,270 and $21,576, respectively)  $93,444  $ 84,131
                                                          =======  ========

The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. NOTES TO FINANCIAL STATEMENTS                 7


1. SIGNIFICANT ACCOUNTING POLICIES. INA Investment Securities, Inc. (the "Com-pany") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's objective is to generate income and obtain capital appreciation by investing at least 85% of its total assets in investment grade debt securities and preferred stocks. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and as-sumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Com-pany in the preparation of its financial statements.

A. SECURITY VALUATION -- Debt securities traded in the over-the-counter mar-ket, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term in-vestments that mature in more than 60 days are valued at current market quota-tions. Other securities and assets of the Company are appraised at fair value as determined in good faith by, or under the authority of, the Company's Board of Directors.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transac-tions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Company does not amortize premi-ums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains or losses are determined on the basis of identified cost. The cost for Federal income tax purposes is substantially the same.

C. FEDERAL TAXES -- It is the Company's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income or capital gains, if any, to its shareholders. Therefore, no Federal income or excise taxes have been accrued for.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions are recorded by the Company on the ex-dividend date. The timing and character-ization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally ac-cepted accounting principles. To the extent that such differences are perma-nent, a reclass to paid in capital may be required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. (CII), certain officers and directors of which are affiliated with the Company. Such advisory fees are based on an annual rate of 0.55% of the first $75 million of average weekly net asset value and 0.4% thereafter.

The Company reimburses CII for a portion of the compensation and related ex-penses of the Company's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended De-cember 31, 1995, the Company paid $68,925.

CII is an indirect, wholly-owned subsidiary of CIGNA Corporation.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. NOTES TO FINANCIAL STATEMENTS (Continued)      8

3. DIRECTORS' FEES. Directors' fees represent remuneration paid or accrued to directors who are not employees of CIGNA Corporation or any of its affiliates. Directors may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities for the year ended December 31, 1995 were as follows (excluding short-term obliga-tions):

                             COST OF SECURITIES  PROCEEDS FROM
                                 PURCHASED      SECURITIES SOLD
                             ------------------ ---------------
Bonds                           $ 25,568,137     $ 20,678,046
U.S. Government Obligations      109,460,037      113,964,073
                                ------------     ------------
                                $135,028,174     $134,642,119
                                ============     ============

As of December 31, 1995, the cost of securities for Federal income purposes was $87,635,087. At December 31, 1995, unrealized appreciation for Federal income tax purposes aggregated $4,188,701 of which $5,590,155 related to appreciated securities and $1,401,454 related to depreciated securities.

5. CAPITAL LOSS CARRYOVER. At December 31, 1995, the Company had a capital loss carryover for Federal income tax purposes of $306,433 which expires in 2002. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 1995, the Company has elected to defer $236,694 of capital losses occurring between November 1, 1995 and December 31, 1995 under these rules. Such deferred losses will be treated as arising on the first day of the year ended December 31, 1996.

-------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. NOTES TO FINANCIAL STATEMENTS (Continued)     9

6. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:

-------------------------------------------------------------------------------

                                        YEAR ENDED DECEMBER 31,
                               1995     1994      1993     1992     1991
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFOR-
 MANCE:
NET ASSET VALUE, BEGINNING
 OF YEAR                      $ 17.56  $ 19.72   $ 18.75  $ 18.85  $ 17.25
INCOME FROM INVESTMENT OPER-
 ATIONS
Net investment income (1)        1.32     1.39      1.39     1.49     1.51
Net realized and unrealized
 gain (loss)                     1.94    (2.00)     1.01    (0.11)    1.61
                              -------  -------   -------  -------  -------
TOTAL FROM INVESTMENT OPERA-
 TIONS                           3.26    (0.61)     2.40     1.38     3.12
                              -------  -------   -------  -------  -------
LESS DISTRIBUTIONS:
From net investment income      (1.32)   (1.35)    (1.43)   (1.48)   (1.52)
From capital gains                --     (0.20)      --       --       --
                              -------  -------   -------  -------  -------
TOTAL DISTRIBUTIONS             (1.32)   (1.55)    (1.43)   (1.48)   (1.52)
                              -------  -------   -------  -------  -------
NET ASSET VALUE, END OF YEAR  $ 19.50  $ 17.56   $ 19.72  $ 18.75  $ 18.85
                              =======  =======   =======  =======  =======
MARKET VALUE, END OF YEAR     $ 17.38  $ 15.25   $ 18.25  $ 17.25  $ 17.75
                              =======  =======   =======  =======  =======
TOTAL INVESTMENT RETURN:
Per share market value          23.07%   (8.34)%   14.21%    5.39%   30.21%
Per share net asset value
 (2)                            19.17%   (3.13)%   13.03%    7.64%   18.99%
RATIOS AND SUPPLEMENTAL DA-
 TA:
Net assets, end of period
 (000 omitted)                $93,444  $84,131   $94,482  $89,839  $90,345
Ratio of operating expenses
 to average net assets           1.00%    0.96%     0.96%    0.90%    0.93%
Ratio of net investment in-
 come to average net assets      7.10%    7.42%     7.03%    7.96%    8.49%
Portfolio turnover                158%      86%      159%      41%      72%

(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Company during each year, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Company based on market value since the relationship between the market price of the stock and net asset value varied during each period.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. NOTES TO FINANCIAL STATEMENTS (Continued)     10

7. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands except for per share amounts):


---------------------------------------------------------------------------------------------------------------------
                                                                     NET REALIZED AND
                                                                  UNREALIZED GAIN (LOSS)
  PERIOD            INVESTMENT INCOME    NET INVESTMENT INCOME        ON INVESTMENTS                NET ASSETS
  ENDED              TOTAL    PER SHARE    TOTAL      PER SHARE     TOTAL        PER SHARE    INCR. (DECR.) PER SHARE
---------------------------------------------------------------------------------------------------------------------
March 31, 1994         $1,796      $.37       $1,577        $.33       $(4,590)        $(.96)    $(4,594)     $(.96)
June 30, 1994           1,983       .41        1,774         .37        (2,251)         (.47)     (2,059)      (.43)
September 30, 1994      1,872       .39        1,659         .34        (1,252)         (.26)     (2,025)      (.43)
December 31, 1994       1,853       .39        1,636         .35        (1,474)         (.31)     (1,673)      (.34)
March 31, 1995          1,782       .37        1,567         .33         2,529           .53       2,515        .52
June 30, 1995           1,821       .38        1,600         .33         3,603           .75       3,622        .76
September 30, 1995      1,820       .38        1,599         .33           709           .15         726        .15
December 31, 1995       1,813       .38        1,582         .33         2,450           .51       2,450        .51

--------------------------------------------------------------------------------
                                                                              11

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INA Investment Securities, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INA Investment Securities, Inc. at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
February 15, 1996

--------------------------------------------------------------------------------
                                                                              12


1995 TAX INFORMATION (UNAUDITED)

During 1995, the Company declared ordinary income dividends of $1.32 per share. There were no capital gain distributions. Dividends reported to you on Form 1099, whether received as stock or cash, must be included in your Federal in-come tax return and must be reported by the Company to the Internal Revenue Service.

Approximately 25.0% of income for the year was derived from U.S. Government Treasury obligations, and 3.0% from U.S. Government Agency obligations.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT PLAN

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Dividend Paying Agent") as plan agent under the Automatic State Street Bank and Trust Company (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Company in cash paid by check mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth below.

If the Directors of the Company declare a dividend or determine to make a capi-tal gains distribution payable either in shares of the Company or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the mar-ket price of the shares as of the close of business on the payment date for the dividend or distribution is equal to or exceeds their net asset value as deter-mined as of the close of business on the payment date, participants will be is-sued shares of the Company at a value equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Company declares a dividend or other distribu-tion payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Dividend Paying Agent may exceed the net asset value of the shares, resulting in the acquisi-tion of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon ter-mination of the Plan as provided below, certificates for the whole shares cred-ited to his account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, in-cluding information needed by shareholders for tax records. Shares in the ac-count of each Plan participant (other than participants whose shares are regis-tered in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Paying Agent in the non-certificated form in the name of the participant, and each shareholder's proxy will include those shares pur-chased pursuant to the Plan.

--------------------------------------------------------------------------------
                                                                              13


In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Dividend Paying Agent will administer the Plan on the basis of number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares are held in the name of banks, brokers or nominees should confirm with such entities that participation in the Plan will be possible, and should be aware that they may be unable to continue to participate in the Plan if their account is transferred to another bank, broker or nominee. Those who do participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Pay-ing Agent's fees for the handling of the reinvestment of dividends and distri-butions will be paid by the Company. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Pay-ing Agent's open market purchases in connection with the reinvestment of divi-dends or distributions.

Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions although they will not receive any payment of cash.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Company reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan including requests for ad-ditional information or an application brochure or general inquires about your account should be directed to State Street Bank and Trust Company, Stock Trans-fer Department, P.O. Box 8200, Boston, MA 02266-8200 or you may call toll-free 1-800-426-5523.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.


DIRECTORS                                                  OFFICERS
R. Bruce Albro             Paul J. McDonald                R. Bruce Albro
Senior Managing Director   Executive Vice President,       Chairman of the
CIGNA Investments, Inc.    Finance and Chief Financial     Board and President
                           Officer,
Hugh R. Beath              Friendly Ice Cream Corporation  Alfred A. Bingham III
Managing Director,                                         Vice President and
AdMedia Corporate Advisor, Arthur C. Reeds III             Treasurer
Inc.                       President, CIGNA Investment
                           Management and CIGNA            Lawrence S. Harris
Russell H. Jones           Investments, Inc.               Vice President
Vice President,
Kaman Corporation                                          Jeffrey S. Winer
                                                           Vice President and
                                                           Secretary

--------------------------------------------------------------------------------

INA Investment Securities is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is CIGNA Investments, Inc., Hartford, Connecticut 06152.

[LOGO OF CIGNA APPEARS HERE]                               ---------------------
                                                                BULK RATE
INA Investment Securities, Inc.                                U.S. POSTAGE
P.O. Box 13856                                                    PAID
Philadelphia, PA 19101                                       SO. HACKENSACK, NJ
                                                                 PERMIT 750
                                                           ---------------------


Printed on recycled paper



                         [LOGO OF CIGNA APPEARS HERE]

                        INA Investment Securities, Inc.


                                 Annual Report


                               December 31, 1995

                            [ARTWORK APPEARS HERE]